====================================================================================================

                                 SECURITIES AND EXCHANGE COMMISSION

                                       Washington, D.C. 20549

                                             ----------

                                              FORM 8-K

                                           CURRENT REPORT

                               Pursuant to Section 13 or 15(d) of the
                                   Securities Exchange Act of 1934

                                             ----------

                                          November 24, 2004
                          ------------------------------------------------
                          Date of Report (Date of earliest event reported)

                                       ADVANCED LUMITECH, INC.
                         --------------------------------------------------
                         (Exact name of registrant as specified in charter)

             Nevada                          033-55254-27                           87-0438637
----------------------------           -----------------------                ----------------------
(State or other jurisdiction           (Commission File Number)                    (IRS Employer
 of incorporation)                                                            Identification Number)

                              8c Pleasant Street South Natick, MA 01760
                        -----------------------------------------------------
                        (Address of principal executive offices and zip code)

                                           (508) 647-9710
                        ----------------------------------------------------
                        (Registrant's telephone number, including area code)

                           396 Washington Street Wellesley Hills, MA 02481
                    -------------------------------------------------------------
                    (Former name or former address, if changed since last report)

====================================================================================================

                                 ITEM 5 OTHER EVENTS AND REQUIRED FD
                             SETTLEMENT AGREEMENT WITH FORMER CONSULTANT

         Advanced Lumitech, Inc., d/b/a Brightec ("The Company") entered into a settlement agreement dated  November  16, 2004 with its former  marketing  consultant  Brian  Schuvart.  The terms of the settlement agreement are as follows:

         The Company agreed to pay Mr. Schuvart an aggregate  severance  payment,  unpaid salary and unpaid expenses of $76,000.  This amount shall be made as follows:  $20,000 of the Unpaid Salary and all of the Unpaid Expenses ($1,000) were paid upon the execution of the letter agreement on November
16, 2004,  $15,000  shall be paid on November 30, 2004,  $10,000 shall be paid on December 31, 2004, and a total of $30,000 shall be paid in consecutive  monthly  installments  of $5,000 payable on the last day of each month commencing January 31, 2005 and ending June 30, 2005.

         The Company also agreed to grant Mr. Schuvart a non-qualified  option to purchase 4,462,911 shares of the Company's Common Stock, $0.001 par value, at an exercise price of $0.10 per share. The option is fully vested and is exercisable for a period of three years from the effective date of the termination of his employment on September 9, 2004.

         The Company has 100,000,000 shares of common stock authorized and approximately  98,284,000 shares of common stock  currently  issued and  outstanding.  The Company also has  approximately  an additional 13,290,000 shares of its common stock committed to be issued,  excluding the grant by the
Company to Mr.Schuvart of an option to purchase 4,462,911 shares.

                                               ITEM 7.
                 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Not Applicable.

                                             SIGNATURES

         Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the Registrant has
duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ADVANCED LUMITECH, INC., d/b/a BRIGHTEC

Date:   November 24, 2004
                                                  By: /s/ Patrick Planche
                                                     -----------------------------------------------
                                                      Patrick Planche, President and Treasurer